                                                     ORGANIZATIONAL CHART


                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                   -----------------------------------------------------------------------------------------
                   |                                            |                                           |
         NUTMEG INSURANCE COMPANY                               |                               THE HARTFORD INVESTMENT
              (CONNECTICUT)                                     |                                   MANAGEMENT COMPANY
                                                 HARTFORD FIRE INSURANCE COMPANY                         (DELAWARE)
                                                           (CONNECTICUT)                                    |
                                                                |                                           |
                   ---------------------------------------------                                            |
                   |                                            |                                           |
 HARTFORD ACCIDENT AND INDEMNITY COMPANY                        |                                  HARTFORD INVESTMENT
              (CONNECTICUT)                                     |                                     SERVICES, INC.
                                                                |                                      (CONNECTICUT)
                                                       HARTFORD LIFE, INC.
                                                           (DELAWARE)
                                                                |
                                          HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
                                                                |
                                                                |
        ---------------------------------------------------------------------------------------------------------------------------
        |          |      |             |                   |               |               |      |             |         |
  HARTFORD LIFE    |      |             |                   |               |               |    PLANCO        PLANCO      |
INTERNATIONAL, LTD.|      |             |                   |               |               |   FINANCIAL    INCORPORATED  |
  (CONNECTICUT)    |      |             |                   |               |               |   SERVICES,   (PENNSYLVANIA) |
                   |      |             |                   |               |               |  INCORPORATED                |
                   |      |             |                   |               |               | (PENNSYLVANIA)               |
                   |      |             |                   |               |               |                              |
                   |  HART LIFE  HARTFORD FINANCIAL   HARTFORD LIFE      HARTFORD        AMERICAN                          |
                   |  INSURANCE    SERVICES LIFE    INSURANCE COMPANY   FINANCIAL      MATURITY LIFE                     NUTMEG
                   |   COMPANY   INSURANCE COMPANY    (CONNECTICUT)   SERVICES, LLC  INSURANCE COMPANY               LIFE INSURANCE
                   |(CONNECTICUT)  (CONNECTICUT)            |           (DELAWARE)      (CONNECTICUT)                   COMPANY
                   |                                        |               |               |                            (IOWA)
                   |      ------------------------------------              |       AML FINANCIAL, INC.
                   |      |                |                 |              |         (CONNECTICUT)
                   |SERVUS LIFE         HARTFORD          HARTFORD          |
                   | INSURANCE        INTERNATIONAL       LIFE AND          |
                   |  COMPANY       LIFE REASSURANCE  ANNUITY INSURANCE     |
                   |(CONNECTICUT)     CORPORATION         COMPANY           |
                   |                 (CONNECTICUT)     (CONNECTICUT)        |
                   |                                         |              |
                   |                                         |              |
                   |                                      HARTFORD          |
                   |                                     LIFE, LTD.         |
                   |                                     (BERMUDA)          |
                   |                                                        |
                   |                                                        |
         ----------|                              -----------------------------------------------------------------------
         |                                        |                     |                  |                            |
   INTERNATIONAL                           HL INVESTMENT           HARTFORD       HARTFORD SECURITIES      HARTFORD-COMPREHENSIVE
     CORPORATE                             ADVISORS, LLC         EQUITY SALES        DISTRIBUTION                  EMPLOYEE
MARKETING GROUP, INC.                      (CONNECTICUT)         COMPANY, INC.       COMPANY, INC.              BENEFIT SERVICE
   (CONNECTICUT)                                |                (CONNECTICUT)       (CONNECTICUT)                  COMPANY
         |                                      |                                                                (CONNECTICUT)
         |                                      |
   THE EVERGREEN                        HARTFORD INVESTMENT
    GROUP, INC.                         FINANCIAL SERVICES
    (NEW YORK)                                COMPANY
                                             (DELAWARE)

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
                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                                                 HARTFORD FIRE INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
     ----------------------------------------------------------------------------------------------------------------------------
     |           |                                              |
     |           |                                      Hartford Life, Inc
     |           |                                           (Delaware)
     |           |                                              |
     |           |                          Hartford Life and Accident Insurance Company
     |           |                                        (Connecticut)
     |           |                                              |
     |           |                                         HARTFORD LIFE
     |           |                                -------INTERNATIONAL, LTD.
     |           |                                |       (CONNECTICUT)
     |           |                                |             ---------------------------------------------------------
     |           |                                |             |                                |                       |
     |           |                                |        ITT HARTFORD                      HARTFORD                 HARTFORD
     |           |                                |    ----SUDAMERICANA                    SEGUROS, S.A.            FIANZAS, S.A.
     |           |                                |   |     HOLDING S.A.                     DE C.V.                  DE C.V.
     |           |                                |   |    (ARGENTINA)                       (MEXICO)                 (MEXICO)
     |           |                                |   |------------------------------------------------------
     |           |                                |   |                               |                      |
     |           |                                |   |      ITT HARTFORD          GALICIA              INSTITUTO DE
     |           |                                |   |        SEGUROS          VIDA COMPANIA        SALTA COMPANIA DE
     |           |                                |   |------DE VIDA S.A.      DE SEGUROS S.A.      SEGUROS DE VIDA S.A.
     |           |                                |   |       (URUGUAY)          (ARGENTINA)            (ARGENTINA)
     |           |                                |   |
     |           |             ICATU              |   |        HARTFORD
     |           |            HARTFORD            |   |---SEGUROS DE VIDA S.A.
     |           |          SEGUROS S.A.----------|   |       (ARGENTINA)
     |           |            (BRAZIL)                |
     |           |                |                   |
     |           |                |                   |        HARTFORD
     |           |   -- ----------|                   |-------SEGUROS DE
     |           |   |            |                   |       RETIRO S.A.
     |           |   |            |                   |       (ARGENTINA)
     |-----------|----------------|-------------------|--------------------------------------------------------------------------
     |           |   |            |                   |
     |           |   |      ICATU HARTFORD            |  CONSULTORA DE CAPITALES
     |           |   |     FUNDO DE PENSAO            |   S.A. SOCIEDAD GERENTE
     |           |   |         (BRAZIL)               |----DE FONDOS COMUNES
     |           |   |            |                   |      DE ENVERSION
     |           |   |            |                   |       (ARGENTINA)
     |           |   |      ICATU HARTFORD            |
     |           |   |    CAPITALIZACAO S.A.          |          CLARIDAD
     |           |   |         (BRAZIL)               |     ADMINISTRADORA DE
     |           |   |            |                   |---FONDOS DE JUBILACIONES
     |           |   |        BRAZILCAP               |      Y PENSIONES S.A.
     |           |   |     CAPITALIZACAO S.A.         |       (ARGENTINA)
     |           |   |         (BRAZIL)               |
     |           |   |                                |
     |           |    --------------------------      |
     |           |---------------              |      |
     |                          |              |      |
HARTFORD FIRE               HARTFORD FIRE      |      |
INTERNATIONAL------------INTERNATIONAL, LTD.   |      |
(GERMANY) GMBH              (CONNECTICUT)      |      |
(WEST GERMANY)                                 |      |
                                               |      |
                           ICATU HARTFORD      |      |         THESIS S.A.
                            ADMINISTRACAO      |      |-------- (ARGENTINA)
                          DE BENEFICIOS LTDA-- |      |
                              (BRAZIL)                |
                                                      |
                                                      |
                                                      |
                                                      |--------- U.O.R., S.A.
                                                                 (ARGENTINA)

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
                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                                                 HARTFORD FIRE INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
--------------------------------------------------------------------------------------------------------------------------------|
                                                                                                      |                         |
                                                                                         THE HARTFORD INTERNATIONAL             |
                |-----------------------------------------------------------------------FINANCIAL SERVICES GROUP, INC.          |
                |                                                                                 (DELAWARE)                    |
                |                                                                ---------------------------------              |
                |                                                                |                               |              |
             ZWOLSCHE                                                       ITT HARTFORD                         |              |
          ALGEMEENE N.V.                                                 INTERNATIONAL, LTD.                     |              |
          (NETHERLANDS)                                                        (U.K.)                            |              |
                |                                                                                                |              |
                |                                                                                                |              |
                |                                                                                                |              |
                |                                                                                                |              |
                |                                                                                                -THE HARTFORD  |
                |                                                                                                INTERNATIONAL  |
                |    ZWOLSCHE ALGEMEENE                                                                            FINANCIAL    |
                |----SCHADEVERZEKERING                                                                             SERVICES     |
        --------|          N.V.-----------------------------------                                                 GROUP CIA    |
        |       |      (NETHERLANDS)                              |                                               DE SEGUROS Y  |
       Z.A.     |                                                 |                                              REASEGUROS S.A.|
--VERZEKERINGEN |                                                 |                                                 (SPAIN)     |
|      N.V.     |      ZWOLSCHE ALGEMEENE                         |                                                             |
|  (BELGIUM)    |------HERVERZEKERING B.V.                        |                                                             |
|   |      -----|        (NETHERLANDS)                            |                                                             |
|   |     |     |                                                 |                                                             |
|  THE    S.A.  |                                                 |                                                             |
| HARTFORD      |    ZWOLSCHE ALGEMEENE                           |                                                             |
|LUXEMBURG      |--LEVENS-VERZEKERING N.V.------------            |                                                             |
|(LUXEMBURG)    |      (NETHERLANDS)                 |            |                                                             |
----------------|------------|-----------------------|------------|-------------------------------------------------------------|
|               |            |                       |            |                                                             |
|       --------             |                       |            |                                                             |
|       |       |            |                       |            |                                                             |
|   ZWOLSCHE    |    ZWOLSCHE ALGEMEENE       ZWOLSCHE ALGEMEENE  |                                                             |
|  ALGEMEENE    |     HYPOTHEKEN N.V.        BELEGGINGEN III B.V. |                                                             |
|  EUROPA B.V.  |      (NETHERLANDS)             (NETHERLANDS)    |                                                             |
| (NETHERLANDS) |                                       ----------                                                              |
--------|       |                                       |                                                                       |
                |      EXPLOITATIEMAAT-          BELEGGINGSMAAT-                                                                |
                |-----   SCHAPPIJ                 SCHAPPIJ                                                                      |
                |      BUIZERDLAAN B.V.          BUIZERDLAAN B.V.                                                               |
                |        (NETHERLANDS)             (NETHERLANDS)                                                                |
                |                                                                                                               |
                |                                                                                                          -----
                |          HOLLAND                                                                                         |
                |---- BELEGGINGSGROEP B.V.                                                                                 |
                        (NETHERLANDS)                                                                                      |
                                                                                                                           |
                                                                                                                           |
                                                                                                                           |
                                                                                                                     HARTFORD FIRE
                                                                                                                     INTERNATIONAL
                                                                                                                       SERVICIOS
                                                                                                                        (SPAIN)
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